UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2015 (August 20, 2015)

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 21, 2015, Premier, Inc. (the “Company” or “Premier”) filed a Current Report on Form 8-K (the “Initial Filing”) with the United States Securities and Exchange Commission to report the consummation of its acquisition of CECity.com, Inc. (“CECity”). This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Initial Filing to present certain financial statements of CECity and to present certain unaudited pro forma condensed combined financial statements of the Company in connection with the acquisition of CECity.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheet of CECity as of December 31, 2014 and the related audited consolidated statements of loss, changes in stockholders’ deficit, and cash flows for the year ended December 31, 2014, together with the notes thereto and the auditor’s report thereon, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited consolidated balance sheet of CECity as of June 30, 2015 and the related unaudited consolidated statements of income (loss), changes in stockholders’ equity (deficit), and cash flows for the six months ended June 30, 2015 and 2014, together with the notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Premier as of June 30, 2015 and the unaudited pro forma condensed combined statement of income for the twelve months ended June 30, 2015 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated balance sheet of CECity as of December 31, 2014 and the related audited consolidated statements of loss, changes in stockholders’ deficit, and cash flows for the year ended December 31, 2014 together with the notes thereto and the auditor’s report thereon.

99.2	Unaudited consolidated balance sheet of CECity as of June 30, 2015 and the related unaudited consolidated statements of income (loss), changes in stockholders’ equity (deficit), and cash flows for the six months ended June 30, 2015 and 2014.

99.3	Unaudited pro forma condensed combined balance sheet of Premier as of June 30, 2015 and the unaudited pro forma condensed combined statement of income for the twelve months ended June 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	Chief Executive Officer and President

Date: November 5, 2015